                                                                    EXHIBIT 10.1


[ORACLE LOGO]                           SOFTWARE LICENSE AND SERVICES AGREEMENT

--------------------------------------------------------------------------------------------------------------------------------
 CUSTOMER: 1200-1055 W. Hastings St.                                      PURCHASE ORDER NO.:
 ADDRESS:  Vancouver, BC V6E 2E9                                          PURCHASE ORDER DATE:
                                                                          ORACLE AGREEMENT NO:.
                                                                          CONFIGURATION ID (CID):
--------------------------------------------------------------------------------------------------------------------------------



                                                        # OF   NUMBER
                                                       COPIES    OF     USER  LICENSE                 LEVEL OF
PRODUCTS AND SERVICES                                  TO SHIP  USERS   TYPE   TYPE    LICENSE FEES    SUPPORT    SUPPORT FEES
----------------------------------------------------- -------- ------- ------ ------- --------------- --------- ----------------
(cont'd from previous page)

Oracle JDeveloper Suite                                  1        1       D     F                         S
Oracle Developer                                         1        1       D     F                         S

Subtotal                                                                              $ 2,121,065.00            $  512,520.00
Less discount                                                                         $  (615,108.85)             (148,630.80)
Less discount                                                                         $  (151,620.50)
Less discount                                                                                                   $  (60,648.20)


Total                                                                                 $ 1,354,335.65            $  303,241.00

--------------------------------------------------------------------------------------------------------------------------------
 TAXES WILL BE BILLED TO CUSTOMER UNLESS EXEMPTION IS CERTIFIED. CHECK IF NON-TAXABLE:           GST: [ ]      PST: [ ]
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE AND OPERATING SYSTEM                          USER TYPE          LICENSE TYPE            LEVEL OF SUPPORT
--------------------------------------                          ---------          ------------            ----------------
MAKE/MODEL:        Intel NT unless specified                    (C) CONCURRENT     (F) FULL USE            (B) BRONZE
OPERATING SYSTEM:  NT                                           (N) NAMED          (A) APPLICATION         (S) SILVER
                                                                                       SPECIFIC
MACHINE REFERENCE:                                              (CO) COMPUTER      (W) WEB SPECIFIC
SOFTWARE MEDIA :   CD                                           (CA) CASUAL        (WA) WEB APPLICATION SPECIFIC
CPU LOCATION:      Customer Site                                (P) POWER UNIT
FOR APPLICATION SPECIFIC ONLY - CUSTOMER APPLICATION:
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
 CONTRACT ADMINISTRATOR                                         TECHNICAL SUPPORT CONTACT
 NAME:    David Noble                                           NAME:    David Noble
 ADDRESS: 1200-1055 W. Hastings St.                             ADDRESS: 1200-1055 W. Hastings St.
          Vancouver, BC V6E 2E9                                          Vancouver, BC V6E 2E9
 PHONE:   604-618-2317                                          PHONE:   604-618-2317
 BILLING/ACCOUNTS PAYABLE CONTACT                               SHIP TO
 NAME:    David Lewis                                           NAME:    David Noble
 ADDRESS: 1200-1055 W. Hastings St.                             ADDRESS: 1200-1055 W. Hastings St.
          Vancouver, BC V6E 2E9                                          Vancouver, BC V6E 2E9
 PHONE:   604-605-0901                                          PHONE:   604-648-2317
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
 SPECIAL NOTES:  UNLESS OTHERWISE SPECIFIED HEREIN OR IN AN ORDER FORM, CUSTOMER IS LICENSED TO USE THE PROGRAMS IN CANADA
 ONLY.




--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
 CUSTOMER: SUMmedia.com                                          ORACLE CORPORATION CANADA INC.

--------------------------------------------------------------------------------------------------------------------------------


 AUTHORIZED SIGNATURE:                                           AUTHORIZED SIGNATURE:
--------------------------------------------------------------------------------------------------------------------------------

 NAME:                                                           NAME:
--------------------------------------------------------------------------------------------------------------------------------

 TITLE:                                                          TITLE:
--------------------------------------------------------------------------------------------------------------------------------

 DATE:                                                           DATE:
--------------------------------------------------------------------------------------------------------------------------------

THE EFFECTIVE DATE OF THIS AGREEMENT SHALL BE ______________, 19__ , OR IF LEFT BLANK THE EARLIER OF THE DATES SET OUT ABOVE. THIS ORDER IS PLACED SUBJECT TO THE TERMS AND CONDITIONS ABOVE AND ON THE FOLLOWING PAGES.

[ORACLE LOGO]                           SOFTWARE LICENSE AND SERVICES AGREEMENT


                              TERMS AND CONDITIONS

This Software License and Services Agreement (the "Agreement") is between Oracle Corporation Canada Inc. with its principal place of business at 110 Matheson Blvd., West, Suite 100, Mississauga, Ontario, L5R 3P4 ("Oracle") and the customer identified on the signature page of this Agreement ("Customer"). The terms of this Agreement shall apply to each Program license granted and to all Services provided by Oracle under this Agreement and any Order Form.

I      DEFINITIONS

1.1 "APPLICATION SPECIFIC PROGRAM" shall mean one or more of the Programs with the following restrictions:

       (a) limited for use solely for the purpose of executing the Customer application identified in an Order Form (the "Application");
       (b) may not be used to create new tables or alter tables except to the extent necessary to implement the Application and may not allow use of the Program's "Create" or "Alter" commands or any other command to create or alter tables outside the scope of that which is necessary for the operation of the Application; and
       (c) may not be used to build or modify reports or with other applications.

1.2 "CASUAL USER" shall mean an individual authorized by the Customer to only run queries or reports against Oracle Application Programs. Casual Users are licensed to use any of the Oracle Applications and Extensions to Oracle Applications for which Customer has acquired Named User licenses."

1.3 "COMMENCEMENT DATE" shall mean the date on which the Programs are delivered by Oracle to Customer or, if no delivery is necessary, the Effective Date set forth on the relevant Order Form.

1.4 "CONCURRENT DEVICES" shall mean the maximum number of input devices accessing the Programs at any given point in time. If multiplexing software or hardware (e.g. a TP monitor, webserver product) is used, this number must be measured at the multiplexing front-end.

1.5 "DESIGNATED SYSTEM" shall mean the computer hardware and operating system designated on the relevant Order Form.

1.6 "DOCUMENTATION" shall mean the user guides and manuals for installation and use of the Program software. Documentation is provided in CD-ROM or bound form, whichever is generally available.

1.7 "FULL-USE PROGRAMS" shall mean unaltered versions of the Programs with all functions intact.

1.8 "LIMITED PRODUCTION PROGRAM" shall mean a Program which does not appear on the Price List or which is designated as Limited Production by Oracle.

1.9 "ORDER FORM" shall mean the document in hard copy or electronic form by which Customer orders Program licenses and/or Services and which is agreed to by the parties. The Order Form shall reference the Effective Date of this Agreement.

1.10 "PRICE LIST" shall mean Oracle's applicable standard commercial fee schedule that is in effect when a Program license or any other product or service is ordered by Customer.

1.11 "PROGRAM" shall mean the software in object code form distributed by Oracle for which Customer is granted a license pursuant to this Agreement, the media, the Documentation and Updates.

1.12 "SERVICES" shall mean Technical Support, training, consulting or other services provided by Oracle to Customer under this Agreement.

1.13 "SUPPORTED PROGRAM LICENSE" shall mean a Program license for which Customer has ordered Technical Support for the relevant time period.

1.14 "TECHNICAL SUPPORT" shall mean Program support provided under Oracle's policies in effect on the date Technical Support is ordered.

1.15 "UPDATE" shall mean a subsequent release of the Program which is generally made available for Supported Program Licenses at no additional charge other than media and handling charges. Update shall not include any release, option or future product which Oracle licenses separately.

1.16 "USER," unless otherwise specified on the Order Form, shall mean a person authorized by Customer to use specified Programs, regardless of whether the individual is actively using the Programs at any given time.

II.    PROGRAM LICENSE

2.1.   RIGHTS GRANTED
       A. Oracle grants to Customer a nonexclusive license to use the Programs Customer obtains under this Agreement, as of the Commencement Date as follows:

              i. to use the Programs solely for Customer's operations on the Designated System or on a backup system if the Designated System is inoperative, consistent with the use and/or User limitations specified or referenced in this Agreement, an Order Form and the Documentation. Customer may not re-license, rent or lease the Programs or use the Programs for third-party training, commercial time-sharing, rental or service bureau use;

              ii. to use the Documentation in support of Customer's authorized use of the Programs;

              iii. to copy the Programs for archival or backup purposes and to make a sufficient number of copies for the User limitations specified in the Order Form. All titles, trademarks, copyright and restricted rights notices shall be reproduced in such copies. All archival and backup copies of the Programs are subject to the terms of this Agreement;

              iv. to modify the Programs and combine them with other software products; and

              v. to allow third parties to use the Programs for Customer's operations so long as Customer

[ORACLE LOGO]                           SOFTWARE LICENSE AND SERVICES AGREEMENT

                     ensures that use of the Programs is in accordance with the terms of this Agreement.

              Customer shall not copy or use the Programs except as otherwise specified in this Agreement or an Order Form.

              In the event that the number of copies of the Programs shipped to Customer is less than the number actually licensed pursuant to this Agreement, then Customer shall have the right to make copies of the Programs up to the number licensed hereunder. In the event Customer does not, for any reason whatsoever, make and/or use the number of copies actually licensed pursuant to this Agreement, it shall, nevertheless, pay to Oracle all license fees due hereunder.

              In the event Customer specifies that no shipment of media is required for any Program, then Customer shall have been deemed to have a master copy of such Program and no additional shipment is required.

              Customer shall have no right to use any other Oracle software program that may be delivered with the Programs.

       B. Customer agrees not to cause or permit the reverse engineering, disassembly or decompilation of the Programs, except to the extent required to obtain interoperability with other independently created software or as specified by law.

       C. Oracle shall retain all title, copyright and other proprietary rights in the Programs. Customer does not acquire any rights, express or implied, in the Programs, other than those specified in this Agreement.

2.2.   NETWORK LICENSE
       Customer may order a Network license for Programs using a Network Order Form which shall have the following additional rights granted:

       A. To use the Programs on up to five (5) Server operating systems. If the number of Server operating systems specified in a Network Order Form is less than five (5), Customer may, by written notice to Oracle during the one-year period commencing on the effective date of the Network Order Form, request Oracle to deliver, (at a charge of One Thousand Dollars ($1000) per Server operating system to cover media, documentation, shipping and handling charges), the corresponding software media and Documentation for the Network Program Set, for such additional Server operating system(s), up to a maximum of five (5), added by Customer to the Network; provided that: i) the Programs licensed hereunder are available in production release status on the additional Server operating system(s) at the time Customer elects to add such additional Server operating system(s); and ii) Customer has continuously maintained Technical Support for the Network Program Set on the Server operating systems being used prior to such written notice.

       B. The addition of new Server operating systems beyond the five (5) provided for in this Agreement shall, in addition to the provisions set out in 2.2A above, be subject to payment by Customer to Oracle of ten percent (10%) of the net license fees for the Network Program Set as set forth in a Price Addendum in effect, or, in the absence of a valid Price Addendum, under Oracle's standard Price List in effect at the time of such addition. Payment shall be due and payable on the date Customer exercises this option.

       C. Despite anything to the contrary contained in this Agreement, Customer shall not be required to report to Oracle which Programs included in the Network Program Set are installed on which Server or how many Servers are included in the Network. Customer may freely transfer the Programs between Servers in the Network at no additional charge; however substitutions of Server operating systems licensed under this Agreement may be made (at a charge of One Thousand Dollars ($1000) per Server operating system to cover media, documentation, shipping and handling charges) for a period of three (3) years from the effective date of the applicable Network Order Form provided that: i) Customer has maintained continuous Technical Support for the Programs, ii) notifies Oracle in writing of any such change in Server operating systems; and
              iii) the total number of Server operating systems on which the Network Program Set is run does not exceed five (5). Thereafter such changes may require the payment of additional fees in accordance with Oracle's standard license transfer policies then in effect.

       D. Notwithstanding the foregoing, Oracle makes no representation or guarantee with respect to the future availability of the Programs on any operating system and Oracle shall not be liable for any expenditures incurred, or loss suffered, as a result of Customer relying on the future delivery by Oracle of the Programs on any operating system.

       All fees paid pursuant to this Section 2.2 are non-cancellable and the sum paid non-refundable.

2.3.   TRANSFER AND ASSIGNMENT
       A. Customer may transfer a Program license within its organization upon notice to Oracle. Transfers are subject to the terms and fees specified in Oracle's transfer policy in effect at the time of the transfer.

       B. Program licenses are personal to Customer. Customer may not assign this Agreement or a Program license, or any interest in either, to a legal entity separate from Customer except as part of a merger or other sale of Customer's business. Such assignment requires the prior written consent or Oracle, which shall not be unreasonably withheld.

2.4.   VERIFICATION
       At Oracle's written request, not more frequently than annually, Customer shall furnish Oracle with a signed certification verifying that the Programs are being used pursuant to the provisions of this Agreement.

       Oracle may, at its expense, audit Customer's use of the Programs. Any such audit shall be conducted during regular business hours at Customer's facilities and shall not unreasonably interfere with Customer's business activities. Customer agrees to co-operate in the audit, including providing access to servers, employees and information reasonably requested by Oracle. If an audit reveals that Customer has underpaid fees to Oracle, Customer shall be invoiced for such underpaid fees based on the Price List in effect at the time the audit is completed. Audits shall be conducted no more than once annually.

III.   SERVICES

3.1.   TECHNICAL SUPPORT SERVICES

[ORACLE LOGO]                          SOFTWARE LICENSE AND SERVICES AGREEMENT


       Technical Support ordered by Customer will be provided under Oracle's Technical Support policies in effect on the date Technical Support is ordered, subject to the payment by Customer of the applicable fees.

3.2.   CONSULTING, TRAINING AND OTHER SERVICES
       A. PROVISION OF SERVICES Oracle will provide consulting, training and other services agreed to by the parties under the terms of this Agreement. Consulting services shall be billed on a time and materials basis unless the parties expressly agree otherwise in writing.

       B. DIRECTION OF SERVICES Unless otherwise specifically agreed in writing, Customer shall be responsible for the direction of the services.

       C.     NON-SOLICITATION
              During the term of an Oracle employee's work or assignment in connection with Services, and for a period of six (6) months after such work or assignment terminates, Customer agrees not to directly or indirectly solicit, recruit for employment or offer sub-contracting opportunities to or knowingly employ any such employee, without the prior written consent of Oracle. In the event of a breach of this provision by Customer, Customer shall pay Oracle as liquidated damages and not as a penalty, an amount equal to twelve (12) months salary for the employee engaged by the Customer.

       D. CHANGES Oracle shall not be in breach of any warranties provided for in this Agreement if any of the relevant software, hardware, products, goals or related system environment has been changed by Customer or any other person without Oracle's specific consent in writing. Where such unauthorized changes impede or make more costly the provision of Technical Support or consulting services hereunder, Oracle shall take such corrective action only if Customer agrees to bear such additional cost, at Oracle's then prevailing rates.

       E. COOPERATION Customer acknowledges that the timely provision of and access to office accommodations, facilities, equipment, assistance, cooperation, complete and accurate information and data from its officers, agents, and employees, and suitably configured computer products are essential to performance of any Services and that Oracle's ability to complete any Services is dependent upon same. If the relevant requirement(s), project plan(s), schedule, scope, specification(s), design(s), software, hardware product(s), or related system environment(s) or architecture are changed by Customer or any other person, Oracle shall not be responsible for the change unless Customer and Oracle specifically consent to the change, scheduling, and additional charges, if any, in writing.

3.3.   INCIDENTAL EXPENSES
       For any on-site Services requested by Customer, Customer shall reimburse Oracle for actual, reasonable travel and out-of-pocket expenses incurred.

IV.    TERM AND TERMINATION

4.1.   TERM
       If not otherwise specified on the Order Form, each Program license shall remain in effect perpetually unless the license or this Agreement is terminated as provided in Section 4.2 or 4.3.

4.2.   TERMINATION BY CUSTOMER
       Customer may terminate any Program license at any time; however, termination shall not relieve Customer's obligations specified in Section 4.4.

4.3.   TERMINATION BY ORACLE
       Oracle may terminate this Agreement or any Program license upon written notice if Customer breaches this Agreement and fails to correct such breach within 30 days following written notice thereof.

4.4.   EFFECT OF TERMINATION
       Termination of this Agreement or any license shall not limit either party from pursuing other remedies available to it, including injunctive relief, nor shall such termination relieve Customer's obligation to pay all fees that have accrued or are otherwise owed by Customer under any Order Form or other similar ordering document under this Agreement. The parties' rights and obligations under Sections 2.1B, 2.1C, 2.2B and 2.3, and Articles IV, V, VI and VII shall survive termination of this Agreement.

4.5.   HANDLING OF PROGRAMS UPON TERMINATION.
       If a license granted under this Agreement terminates, Customer shall: (a) cease using the applicable Programs; and (b) certify to Oracle within one month after termination that Customer has destroyed or has returned to Oracle the Programs and all copies. This requirement applies to copies in all forms, partial and complete, in all types of media and computer memory, and whether or not modified or merged into other materials.

V.     INDEMNITY, WARRANTIES, REMEDIES

5.1.   INFRINGEMENT INDEMNITY
       Oracle will defend and indemnify Customer against a claim that the Programs infringe a copyright or patent, provided that: (a) Customer notifies Oracle in writing within 30 days of the claim; (b) Oracle has sole control of the defense and all related settlement negotiations; and
       (c) Customer provides Oracle with the assistance, information and authority necessary to perform Oracle's obligations under this Section. Reasonable out-of-pocket expenses incurred by Customer in providing such assistance will be reimbursed by Oracle. Oracle shall have no liability for any claim of infringement based on use of a superseded or an altered release of a Program if the infringement would have been avoided by the use of a current unaltered release of the Program which Oracle provides to Customer.

       In the event a Program is held or is believed by Oracle to infringe, Oracle shall have the option, at its expense, to; (a) modify the Program to be non-infringing; or (b) obtain for Customer a license to continue using the Program. If it is not commercially reasonable to perform either of the above options, then Oracle may terminate the license for the infringing Program and refund the license fees paid for the Program. This
       Section 5.1 states Oracle's entire liability and Customer's exclusive remedy for infringement.

[ORACLE LOGO]                           SOFTWARE LICENSE AND SERVICES AGREEMENT


5.2.   WARRANTIES AND DISCLAIMERS

A.     PROGRAM WARRANTY
       Oracle warrants for a period of one year from the Commencement Date that each unmodified Program will perform the functions described in the Documentation.

       Oracle warrants that the current production version of the Programs will, to the extent applicable as set forth in the Documentation, fully comply with the following millennium compliance statement when configured and used according to the documented instructions. The definition of compliance is the ability to:
         (a) correctly handle date information before, during and after 1 January 2000 accepting date input, providing date output and performing calculation on dates or portions of dates;
         (b) function according to the Documentation, during and after 1 January 2000 without changes in operation resulting from the advent of the new century assuming correct configuration;
         (c) where appropriate, respond to two digit date input in a way that resolves the ambiguity as to century in a disclosed, defined and predetermined manner;
         (d) store and provide output of date information in ways that are unambiguous as to century; and
         (e) manage the leap year occurring in the year 2000, following the quad-centennial rule.

       Oracle shall have no liability for any alleged or actual breach of the "year 2000" warranty provided in the preceding sentence if such claim is based upon a superseded or altered release of Programs and such claim would have been avoided by the use of a current unaltered release of Programs which Oracle provides to Customer. Any breach of this warranty is subject to the exclusive remedies as set forth in Section 5.3 of the Agreement

B.     MEDIA WARRANTY
       Oracle warrants the tapes, diskettes or other media to be free of defects in materials and workmanship under normal use for 90 days from the Commencement Date.

C.     SERVICES WARRANTY
       Oracle warrants that Services will be performed in accordance with generally accepted industry standards. This warranty shall be valid for 90 days from the performance of such Services.

D.     DISCLAIMERS
       THE WARRANTIES ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. ORACLE DOES NOT WARRANT THAT THE PROGRAMS WILL MEET CUSTOMER'S REQUIREMENTS, THAT THE PROGRAMS WILL OPERATE IN THE COMBINATIONS WHICH CUSTOMER MAY SELECT FOR USE, THAT THE OPERATION OF THE PROGRAMS WILL BE UNINTERRUPTED OR ERROR-FREE, OR THAT ALL PROGRAM ERRORS WILL BE CORRECTED. LIMITED PRODUCTION PROGRAMS, PRE-PRODUCTION RELEASES OF PROGRAMS, AND COMPUTER-BASED TRAINING PRODUCTS ARE DISTRIBUTED "AS IS."

5.3.   EXCLUSIVE REMEDIES
       For any breach of the warranties contained in Section 5.2, Customer's exclusive remedy, and Oracle's entire liability, shall be:

       A.  FOR PROGRAMS
           The correction of Program errors that cause breach of the warranty or, if Oracle is unable to make the Program operate as warranted, Customer shall be entitled to terminate the Program license and recover the fees paid to Oracle for the Program license.

       B.  FOR MEDIA
           The replacement of defective media returned within 90 days from the Commencement Date.

       C.  FOR SERVICES
           The re-performance of the Services or, if Oracle is unable to perform the Services as warranted, Customer shall be entitled to recover the fees paid to Oracle for the unsatisfactory Services.

VI.    PAYMENT PROVISIONS

6.1.   INVOICING AND PAYMENT
       All fees for Programs and Services provided hereunder shall be due and payable 30 days from the date of Oracle's invoice. Any amounts payable by Customer hereunder which remain unpaid after the due date shall be subject to a late charge equal to 12% per annum, calculated from the due date until such amounts are paid. Customer agrees to pay applicable media and shipping charges. Customer shall issue a purchase order or alternative document acceptable to Oracle, on or before the Effective Date of the applicable Order Form.

6.2.   TAXES
       The fees listed in this Agreement do not include taxes; if Oracle is required to pay sales, use, goods and services or other taxes based on the licenses granted or Services provided pursuant to this Agreement or on Customer's use of Programs or Services, then such taxes shall be billed to and paid by Customer. This Section shall not apply to taxes based on Oracle's income.

VII.   GENERAL TERMS

7.1    NONDISCLOSURE
       By virtue of this Agreement, the parties may have access to information that is confidential to one another ("Confidential Information"). Confidential Information shall be limited to the Programs, the terms and pricing contained in this Agreement, and all information clearly identified as confidential. A party's Confidential Information shall not include information that: (a) is or becomes a part of the public domain through no act or omission of the other party; (b) was in the other party's lawful possession prior to the disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party; (c) is lawfully disclosed to the other party by a third party without restriction on disclosure; or (d) is independently developed by the other party. Customer shall not disclose the results of any benchmark tests of the Programs to any third party without Oracle's prior written approval. The parties agree to hold each other's Confidential Information in confidence during the term of this Agreement and for a period of two years after termination of this Agreement. The parties agree, unless required by law, not to make each other's Confidential Information available in any form to any third party or to use each other's Confidential Information for any purpose other than the implementation of this Agreement. Each party agrees to take all reasonable steps to ensure that Confidential Information is not disclosed or distributed by its employees or agents in violation of the terms of this Agreement.

7.2    GOVERNING LAW

[ORACLE LOGO]                           SOFTWARE LICENSE AND SERVICES AGREEMENT


       This Agreement and all matters arising out of or relating to this Agreement shall be governed by the laws of the Province of Ontario.

7.3    JURISDICTION
       Any legal action or proceeding relating to this Agreement shall be instituted in a court in Toronto, Ontario. Oracle and Customer agree to submit to the jurisdiction of, and agree that venue is proper in, these courts in any such legal action or proceeding.

7.4    NOTICE
       All notices, including notices of address change, required to be sent hereunder shall be in writing and shall be deemed to have been received on the third business day following mailing by first class mail to the first address listed in the relevant Order Form (if to Customer) or to the Oracle address on the Order Form (if to Oracle). To expedite order processing, Customer agrees that Oracle may treat documents faxed by Customer to Oracle as original documents; nevertheless, either party may require the other to exchange original signed documents.

7.5    LIMITATION OF LIABILITY
       In no event shall either party be liable for any indirect, incidental, special or consequential damages, or damages for loss of profits, revenue, data or use, incurred by either party or any third party, whether in an action in contract or tort, even if the other party has been advised of the possibility of such damages or even if such damages were reasonably foreseeable. Oracle's liability for damages hereunder shall in no event exceed the amount of fees paid by Customer under the relevant Order Form, and if such damages result from Customer's use of the Programs or the provision of Services such liability shall be limited to fees paid for the relevant Program or Services giving rise to the liability. The provisions of this Agreement allocate the risks between Oracle and Customer. Oracle's pricing reflects this allocation of risk and the limitation of liability specified herein.

7.6    SEVERABILITY
       In the event any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions thereof will remain in full force.

7.7    WAIVER
       The waiver by either party of any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach. Except for actions for non-payment or breach of Oracle's proprietary rights in the Programs, no action, regardless of form, arising out of this Agreement may be brought by either party more than one year after the cause of action has arisen.

7.8    EXPORT ADMINISTRATION
       Customer agrees to comply fully with all relevant export laws and regulations of Canada and the United States ("Export Laws") to assure that neither the Programs nor any direct product thereof are (1) exported, directly or indirectly, in violation of Export Laws; or (2) are intended to be used for any purposes prohibited by the Export Laws including, without limitation, nuclear, chemical or biological weapons proliferation.

7.9    RELATIONSHIP BETWEEN THE PARTIES
       Nothing in this Agreement shall be construed to create a partnership, joint venture or agency relationship between the parties.

7.10   ENTIRE AGREEMENT
       This Agreement constitutes the complete agreement between the parties and supersedes all prior or contemporaneous agreements or representations, written or oral, concerning the subject matter of this Agreement. This Agreement may not be modified or amended except in writing signed by a duly authorized representative of each party; no other act, document, usage or custom shall be deemed to amend or modify this Agreement. It is expressly agreed that the terms of this Agreement and any Order Form shall supersede the terms contained in any Customer purchase order or other ordering document. This Agreement shall also supersede the terms of any unsigned or "shrinkwrap" license included in any package, media, or electronic version of Oracle-furnished software and any such software shall be licensed under the terms of this Agreement, provided that the use limitations contained in any unsigned ordering document shall be effective for the specified licenses.

7.11   SEPARATION OF LICENSES AND SERVICES
       Any Services acquired by Customer from Oracle are deemed to have been bid and acquired separately from any Program licenses granted under this Agreement, with Customer having the right to acquire such Services and Program licenses without acquiring the other.


                          Oracle is a registered trademark of ORACLE CORPORATION
                                                           REDWOOD CITY, CA, USA

                                                  ORACLE CORPORATION CANADA INC.
                                                         110 MATHESON BLVD. WEST
                                                                       SUITE 100
                                                            MISSISSAUGA, ONTARIO
                                                                         L5R 3P4

                                                            Software Agreement 1
                                                                  (EXHIBIT 10.1)


[ORACLE LOGO]                           SOFTWARE LICENSE AND SERVICES AGREEMENT

--------------------------------------------------------------------------------
CUSTOMER: SUMmedia.com                  PURCHASE ORDER NO.:
ADDRESS:  1200-1055 W. Hastings St.     PURCHASE ORDER DATE:
          Vancouver, BC V6E 2E9         ORACLE AGREEMENT NO:
                                        CONFIGURATION ID (CID):
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                # OF
                                               COPIES    NUMBER    USER    LICENSE                LEVEL OF
PRODUCTS AND SERVICES                          TO SHIP  OF USERS   TYPE     TYPE    LICENSE FEES  SUPPORT   SUPPORT FEES
------------------------------------------------------------------------------------------------------------------------
Oracle Financials                                 1         20       N        F                      S
Oracle Financials                                 1          5       CA       F                      S
Oracle Financial Analyzer                         1         25       N        F                      S
Oracle Express Server                             1         13       C        F                      S
Oracle Field Sales                                1        300       N        R                      S
Oracle Sales Compensation                         1          5       N        F                      S
Oracle 8i Standard Edition for HP UX              1         40       C        F                      S
Oracle 8i Standard Edition for HP UX              1        400       P        P                      S
Oracle iStore                                     1        400       P        P                      S
Oracle iPayment                                   1        400       P        P                      S
Oracle iMarketing                                 1        400       P        P                      S
Oracle Application Server Enterprise Edition      1        400       P        P                      S
Oracle Developer Server                           1        400       P        P                      S

(cont'd)                                                                              (cont'd)               (cont'd)
------------------------------------------------------------------------------------------------------------------------
TAXES WILL BE BILLED TO CUSTOMER UNLESS EXEMPTION IS CERTIFIED. CHECK IF NON-TAXABLE: GST: [ ]  PST: [ ]
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE AND OPERATING SYSTEM             USER TYPE          LICENSE TYPE               LEVEL OF SUPPORT
--------------------------------------             ---------          ------------               ----------------
MAKE/MODEL:       PC Win NT unless specified       (C) CONCURRENT     (F) FULL USE               (B) BRONZE
OPERATING SYSTEM: NT                               (N) NAMED          (A) APPLICATION SPECIFIC   (S) SILVER
MACHINE REFERENCE:                                 (CO) COMPUTER      (W) WEB SPECIFIC
SOFTWARE MEDIA:   CD                               (CA) CASUAL        (WA) WEB APPLICATION SPECIFIC
CPU LOCATION:     Customer Site                    (P) POWER UNIT
FOR APPLICATION SPECIFIC ONLY - CUSTOMER APPLICATION:
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
CONTRACT ADMINISTRATOR                                         TECHNICAL SUPPORT CONTACT
----------------------                                         -------------------------
NAME:    David Noble                                           NAME:    David Noble
ADDRESS: 1200-1055 W. Hastings St.                             ADDRESS: 1200-1055 W. Hastings St
         Vancouver, BC V6E 2E9                                          Vancouver, BC V6E 2E9
PHONE:   604-648-2317                                          PHONE:   604-648-2317

BILLING/ACCOUNTS PAYABLE CONTACT                               SHIP TO
--------------------------------                               -------
NAME:    David Lewis                                           NAME:    David Noble
ADDRESS: 1200-1055 W. Hastings St.                             ADDRESS: 1200-1055 W. Hastings St
         Vancouver, BC V6E 2E9                                          Vancouver, BC V6E 2E9
PHONE:   604-605-0901                                          PHONE:   604-648-2317
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
SPECIAL NOTES: Unless otherwise specified herein or in an Order Form, Customer is licensed to use the Programs in
Canada only. The Oracle 8I Standard Edition will be running on one, one-processor machine with a total of 400 Mhz of processing power (1 x 1 x 400 MHz = 400 MHz = 400 Power Units). The Oracle iStore, iPayment, iMarketing, Application
Server Enterprise Edition, and Developer Server will be running on one, one-processor machine with a total of 400 Mhz of processing power (1 x 1 x 400 MHz = 400 MHz = 400 Power Units. Quote is valid until Nov. 24, 1999 at 5:00 pm Pacific time.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
CUSTOMER:                                                       ORACLE CORPORATION CANADA INC.
            SUMmedia.com
------------------------------------------------------------------------------------------------------------------------

AUTHORIZED SIGNATURE:                                           AUTHORIZED SIGNATURE:
------------------------------------------------------------------------------------------------------------------------

NAME:                                                           NAME:
------------------------------------------------------------------------------------------------------------------------

TITLE:                                                          TITLE:
------------------------------------------------------------------------------------------------------------------------

DATE:                                                           DATE:
------------------------------------------------------------------------------------------------------------------------

The Effective Date of this Agreement shall be ________________________, 19___, or if left blank the earlier of the dates set out above. This order is placed subject to the terms and conditions above and on the following pages.

[ORACLE LOGO]                            SOFTWARE LICENSE AND SERVICES AGREEMENT


                              TERMS AND CONDITIONS

This Software License and Services Agreement (the "Agreement") is between Oracle Corporation Canada Inc. with its principal place of business at 110 Matheson Blvd., West, Suite 100, Mississauga, Ontario, L5R 3P4 ("Oracle") and the customer identified on the signature page of this Agreement ("Customer"). The terms of this Agreement shall apply to each Program license granted and to all Services provided by Oracle under this Agreement and any Order Form.


I      DEFINITIONS

1.1 "APPLICATION SPECIFIC PROGRAM" shall mean one or more of the Programs with the following restrictions:

         (a) limited for use solely for the purpose of executing the Customer application identified in an Order Form (the "Application");
         (b) may not be used to create new tables or alter tables except to the extent necessary to implement the Application and may not allow use of the Program's "Create" or "Alter" commands or any other command to create or alter tables outside the scope of that which is necessary for the operation of the Application; and
         (c) may not be used to build or modify reports or with other applications.

1.2 "CASUAL USER" shall mean an individual authorized by the Customer to only run queries or reports against Oracle Application Programs. Casual Users are licensed to use any of the Oracle Applications and Extensions to Oracle Applications for which Customer has acquired Named User licenses."

1.3 "COMMENCEMENT DATE" shall mean the date on which the Programs are delivered by Oracle to Customer or, if no delivery is necessary, the Effective Date set forth on the relevant Order Form.

1.4 "CONCURRENT DEVICES" shall mean the maximum number of input devices accessing the Programs at any given point in time. If multiplexing software or hardware (e.g. a TP monitor, webserver product) is used, this number must be measured at the multiplexing front-end.

1.5 "DESIGNATED SYSTEM" shall mean the computer hardware and operating system designated on the relevant Order Form.

1.6 "DOCUMENTATION" shall mean the user guides and manuals for installation and use of the Program software. Documentation is provided in CD-ROM or bound form, whichever is generally available.

1.7 "FULL-USE PROGRAMS" shall mean unaltered versions of the Programs with all functions intact.

1.8 "LIMITED PRODUCTION PROGRAM" shall mean a Program which does not appear on the Price List or which is designated as Limited Production by Oracle.

1.9 "ORDER FORM" shall mean the document in hard copy or electronic form by which Customer orders Program licenses and/or Services and which is agreed to by the parties. The Order Form shall reference the Effective Date of this Agreement.

1.10 "PRICE LIST" shall mean Oracle's applicable standard commercial fee schedule that is in effect when a Program license or any other product or service is ordered by Customer.

1.11 "PROGRAM" shall mean the software in object code form distributed by Oracle for which Customer is granted a license pursuant to this Agreement, the media, the Documentation and Updates.

1.12 "SERVICES" shall mean Technical Support, training, consulting or other services provided by Oracle to Customer under this Agreement.

1.13 "SUPPORTED PROGRAM LICENSE" shall mean a Program license for which Customer has ordered Technical Support for the relevant time period.

1.14 "TECHNICAL SUPPORT" shall mean Program support provided under Oracle's policies in effect on the date Technical Support is ordered.

1.15 "UPDATE" shall mean a subsequent release of the Program which is generally made available for Supported Program Licenses at no additional charge other than media and handling charges. Update shall not include any release, option or future product which Oracle licenses separately.

1.16 "USER," unless otherwise specified on the Order Form, shall mean a person authorized by Customer to use specified Programs, regardless of whether the individual is actively using the Programs at any given time.

II.    PROGRAM LICENSE

2.1.   RIGHTS GRANTED
       A. Oracle grants to Customer a nonexclusive license to use the Programs Customer obtains under this Agreement, as of the Commencement Date as follows:

           i. to use the Programs solely for Customer's operations on the Designated System or on a backup system if the Designated System is inoperative, consistent with the use and/or User limitations specified or referenced in this Agreement, an Order Form and the Documentation. Customer may not re-license, rent or lease the Programs or use the Programs for third-party training, commercial time-sharing, rental or service bureau use;

           ii. to use the Documentation in support of Customer's authorized use of the Programs;

           iii. to copy the Programs for archival or backup purposes and to make a sufficient number of copies for the User limitations specified in the Order Form. All titles, trademarks, copyright and restricted rights notices shall be reproduced in such copies. All archival and backup copies of the Programs are subject to the terms of this Agreement;

           iv. to modify the Programs and combine them with other software products; and

           v. to allow third parties to use the Programs for Customer's operations so long as Customer ensures that use of the Programs is in accordance with the terms of this Agreement.

[ORACLE LOGO]                            SOFTWARE LICENSE AND SERVICES AGREEMENT

           Customer shall not copy or use the Programs except as otherwise specified in this Agreement or an Order Form.

           In the event that the number of copies of the Programs shipped to Customer is less than the number actually licensed pursuant to this Agreement, then Customer shall have the right to make copies of the Programs up to the number licensed hereunder. In the event Customer does not, for any reason whatsoever, make and/or use the number of copies actually licensed pursuant to this Agreement, it shall, nevertheless, pay to Oracle all license fees due hereunder.

           In the event Customer specifies that no shipment of media is required for any Program, then Customer shall have been deemed to have a master copy of such Program and no additional shipment is required.

           Customer shall have no right to use any other Oracle software program that may be delivered with the Programs.

       B. Customer agrees not to cause or permit the reverse engineering, disassembly or decompilation of the Programs, except to the extent required to obtain interoperability with other independently created software or as specified by law.

       C. Oracle shall retain all title, copyright and other proprietary rights in the Programs. Customer does not acquire any rights, express or implied, in the Programs, other than those specified in this Agreement.

2.2.   NETWORK LICENSE
       Customer may order a Network license for Programs using a Network Order Form which shall have the following additional rights granted:

       A. To use the Programs on up to five (5) Server operating systems. If the number of Server operating systems specified in a Network Order Form is less than five (5), Customer may, by written notice to Oracle during the one-year period commencing on the effective date of the Network Order Form, request Oracle to deliver, (at a charge of One Thousand Dollars ($1000) per Server operating system to cover media, documentation, shipping and handling charges), the corresponding software media and Documentation for the Network Program Set, for such additional Server operating system(s), up to a maximum of five
           (5), added by Customer to the Network; provided that: i) the Programs licensed hereunder are available in production release status on the additional Server operating system(s) at the time Customer elects to add such additional Server operating system(s); and ii) Customer has continuously maintained Technical Support for the Network Program Set on the Server operating systems being used prior to such written notice.

       B. The addition of new Server operating systems beyond the five (5) provided for in this Agreement shall, in addition to the provisions set out in 2.2A above, be subject to payment by Customer to Oracle of ten percent (10%) of the net license fees for the Network Program Set as set forth in a Price Addendum in effect, or, in the absence of a valid Price Addendum, under Oracle's standard Price List in effect at the time of such addition. Payment shall be due and payable on the date Customer exercises this option.

       C. Despite anything to the contrary contained in this Agreement, Customer shall not be required to report to Oracle which Programs included in the Network Program Set are installed on which Server or how many Servers are included in the Network. Customer may freely transfer the Programs between Servers in the Network at no additional charge; however substitutions of Server operating systems licensed under this Agreement may be made (at a charge of One Thousand Dollars ($1000) per Server operating system to cover media, documentation, shipping and handling charges) for a period of three (3) years from the effective date of the applicable Network Order Form provided that: i) Customer has maintained continuous Technical Support for the Programs, ii) notifies Oracle in writing of any such change in Server operating systems; and iii) the total number of Server operating systems on which the Network Program Set is run does not exceed five
           (5). Thereafter such changes may require the payment of additional fees in accordance with Oracle's standard license transfer policies then in effect.

       D. Notwithstanding the foregoing, Oracle makes no representation or guarantee with respect to the future availability of the Programs on any operating system and Oracle shall not be liable for any expenditures incurred, or loss suffered, as a result of Customer relying on the future delivery by Oracle of the Programs on any operating system.

       All fees paid pursuant to this Section 2.2 are non-cancellable and the sum paid non-refundable.

2.3.   TRANSFER AND ASSIGNMENT
       A. Customer may transfer a Program license within its organization upon notice to Oracle. Transfers are subject to the terms and fees specified in Oracle's transfer policy in effect at the time of the transfer.

       B. Program licenses are personal to Customer. Customer may not assign this Agreement or a Program license, or any interest in either, to a legal entity separate from Customer except as part of a merger or other sale of Customer's business. Such assignment requires the prior written consent or Oracle, which shall not be unreasonably withheld.

2.4.   VERIFICATION
       At Oracle's written request, not more frequently than annually, Customer shall furnish Oracle with a signed certification verifying that the Programs are being used pursuant to the provisions of this Agreement.

       Oracle may, at its expense, audit Customer's use of the Programs. Any such audit shall be conducted during regular business hours at Customer's facilities and shall not unreasonably interfere with Customer's business activities. Customer agrees to co-operate in the audit, including providing access to servers, employees and information reasonably requested by Oracle. If an audit reveals that Customer has underpaid fees to Oracle, Customer shall be invoiced for such underpaid fees based on the Price List in effect at the time the audit is completed. Audits shall be conducted no more than once annually.

[ORACLE LOGO]                            SOFTWARE LICENSE AND SERVICES AGREEMENT

III.   SERVICES

3.1.   TECHNICAL SUPPORT SERVICES
       Technical Support ordered by Customer will be provided under Oracle's Technical Support policies in effect on the date Technical Support is ordered, subject to the payment by Customer of the applicable fees.

3.2.   CONSULTING, TRAINING AND OTHER SERVICES
       A.  PROVISION OF SERVICES
           Oracle will provide consulting, training and other services agreed to by the parties under the terms of this Agreement. Consulting services shall be billed on a time and materials basis unless the parties expressly agree otherwise in writing.

       B.  DIRECTION OF SERVICES
           Unless otherwise specifically agreed in writing, Customer shall be responsible for the direction of the services.

       C.  NON-SOLICITATION
           During the term of an Oracle employee's work or assignment in connection with Services, and for a period of six (6) months after such work or assignment terminates, Customer agrees not to directly or indirectly solicit, recruit for employment or offer sub-contracting opportunities to or knowingly employ any such employee, without the prior written consent of Oracle. In the event of a breach of this provision by Customer, Customer shall pay Oracle as liquidated damages and not as a penalty, an amount equal to twelve
           (12) months salary for the employee engaged by the Customer.

       D.  CHANGES
           Oracle shall not be in breach of any warranties provided for in this Agreement if any of the relevant software, hardware, products, goals or related system environment has been changed by Customer or any other person without Oracle's specific consent in writing. Where such unauthorized changes impede or make more costly the provision of Technical Support or consulting services hereunder, Oracle shall take such corrective action only if Customer agrees to bear such additional cost, at Oracle's then prevailing rates.

       E.  COOPERATION
           Customer acknowledges that the timely provision of and access to office accommodations, facilities, equipment, assistance, cooperation, complete and accurate information and data from its officers, agents, and employees, and suitably configured computer products are essential to performance of any Services and that Oracle's ability to complete any Services is dependent upon same. If the relevant requirement(s), project plan(s), schedule, scope, specification(s), design(s), software, hardware product(s), or related system environment(s) or architecture are changed by Customer or any other person, Oracle shall not be responsible for the change unless Customer and Oracle specifically consent to the change, scheduling, and additional charges, if any, in writing.

3.3.   INCIDENTAL EXPENSES
       For any on-site Services requested by Customer, Customer shall reimburse Oracle for actual, reasonable travel and out-of-pocket expenses incurred.

IV.    TERM AND TERMINATION

4.1.   TERM
       If not otherwise specified on the Order Form, each Program license shall remain in effect perpetually unless the license or this Agreement is terminated as provided in Section 4.2 or 4.3.

4.2.   TERMINATION BY CUSTOMER
       Customer may terminate any Program license at any time; however, termination shall not relieve Customer's obligations specified in Section 4.4.

4.3.   TERMINATION BY ORACLE
       Oracle may terminate this Agreement or any Program license upon written notice if Customer breaches this Agreement and fails to correct such breach within 30 days following written notice thereof.

4.4.   EFFECT OF TERMINATION
       Termination of this Agreement or any license shall not limit either party from pursuing other remedies available to it, including injunctive relief, nor shall such termination relieve Customer's obligation to pay all fees that have accrued or are otherwise owed by Customer under any Order Form or other similar ordering document under this Agreement. The parties' rights and obligations under Sections 2.1B, 2.1C, 2.2B and 2.3, and Articles IV, V, VI and VII shall survive termination of this Agreement.

4.5.   HANDLING OF PROGRAMS UPON TERMINATION.
       If a license granted under this Agreement terminates, Customer shall: (a) cease using the applicable Programs; and (b) certify to Oracle within one month after termination that Customer has destroyed or has returned to Oracle the Programs and all copies. This requirement applies to copies in all forms, partial and complete, in all types of media and computer memory, and whether or not modified or merged into other materials.

V.     INDEMNITY, WARRANTIES, REMEDIES

5.1.   INFRINGEMENT INDEMNITY
       Oracle will defend and indemnify Customer against a claim that the Programs infringe a copyright or patent, provided that: (a) Customer notifies Oracle in writing within 30 days of the claim; (b) Oracle has sole control of the defense and all related settlement negotiations; and
       (c) Customer provides Oracle with the assistance, information and authority necessary to perform Oracle's obligations under this Section. Reasonable out-of-pocket expenses incurred by Customer in providing such assistance will be reimbursed by Oracle. Oracle shall have no liability for any claim of infringement based on use of a superseded or an altered release of a Program if the infringement would have been avoided by the use of a current unaltered release of the Program which Oracle provides to Customer.

       In the event a Program is held or is believed by Oracle to infringe, Oracle shall have the option, at its expense, to; (a) modify the Program to be non-infringing; or (b) obtain for Customer a license to continue using the Program. If it is not commercially reasonable to perform either of the above options, then Oracle may terminate the license for the infringing Program and refund the license fees paid for the Program. This
       Section 5.1 states Oracle's entire liability and Customer's exclusive remedy for infringement.

[ORACLE LOGO]                            SOFTWARE LICENSE AND SERVICES AGREEMENT

5.2.   WARRANTIES AND DISCLAIMERS

A.     PROGRAM WARRANTY
       Oracle warrants for a period of one year from the Commencement Date that each unmodified Program will perform the functions described in the Documentation.

       Oracle warrants that the current production version of the Programs will, to the extent applicable as set forth in the Documentation, fully comply with the following millennium compliance statement when configured and used according to the documented instructions. The definition of compliance is the ability to:
         (a) correctly handle date information before, during and after 1 January 2000 accepting date input, providing date output and performing calculation on dates or portions of dates;
         (b) function according to the Documentation, during and after 1 January 2000 without changes in operation resulting from the advent of the new century assuming correct configuration;
         (c) where appropriate, respond to two digit date input in a way that resolves the ambiguity as to century in a disclosed, defined and predetermined manner;
         (d) store and provide output of date information in ways that are unambiguous as to century; and
         (e) manage the leap year occurring in the year 2000, following the quad-centennial rule.
       Oracle shall have no liability for any alleged or actual breach of the "year 2000" warranty provided in the preceding sentence if such claim is based upon a superseded or altered release of Programs and such claim would have been avoided by the use of a current unaltered release of Programs which Oracle provides to Customer. Any breach of this warranty is subject to the exclusive remedies as set forth in Section 5.3 of the Agreement

B.     MEDIA WARRANTY
       Oracle warrants the tapes, diskettes or other media to be free of defects in materials and workmanship under normal use for 90 days from the Commencement Date.

C.     SERVICES WARRANTY
       Oracle warrants that Services will be performed in accordance with generally accepted industry standards. This warranty shall be valid for 90 days from the performance of such Services.

D.     DISCLAIMERS
       THE WARRANTIES ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. ORACLE DOES NOT WARRANT THAT THE PROGRAMS WILL MEET CUSTOMER'S REQUIREMENTS, THAT THE PROGRAMS WILL OPERATE IN THE COMBINATIONS WHICH CUSTOMER MAY SELECT FOR USE, THAT THE OPERATION OF THE PROGRAMS WILL BE UNINTERRUPTED OR ERROR-FREE, OR THAT ALL PROGRAM ERRORS WILL BE CORRECTED. LIMITED PRODUCTION PROGRAMS, PRE-PRODUCTION RELEASES OF PROGRAMS, AND COMPUTER-BASED TRAINING PRODUCTS ARE DISTRIBUTED "AS IS."

5.3.   EXCLUSIVE REMEDIES
       For any breach of the warranties contained in Section 5.2, Customer's exclusive remedy, and Oracle's entire liability, shall be:

       A.  FOR PROGRAMS
           The correction of Program errors that cause breach of the warranty or, if Oracle is unable to make the Program operate as warranted, Customer shall be entitled to terminate the Program license and recover the fees paid to Oracle for the Program license.

       B.  FOR MEDIA
           The replacement of defective media returned within 90 days from the Commencement Date.

       C.  FOR SERVICES
           The re-performance of the Services or, if Oracle is unable to perform the Services as warranted, Customer shall be entitled to recover the fees paid to Oracle for the unsatisfactory Services.

VI.    PAYMENT PROVISIONS

6.1.   INVOICING AND PAYMENT
       All fees for Programs and Services provided hereunder shall be due and payable 30 days from the date of Oracle's invoice. Any amounts payable by Customer hereunder which remain unpaid after the due date shall be subject to a late charge equal to 12% per annum, calculated from the due date until such amounts are paid. Customer agrees to pay applicable media and shipping charges. Customer shall issue a purchase order or alternative document acceptable to Oracle, on or before the Effective Date of the applicable Order Form.

6.2.   TAXES
       The fees listed in this Agreement do not include taxes; if Oracle is required to pay sales, use, goods and services or other taxes based on the licenses granted or Services provided pursuant to this Agreement or on Customer's use of Programs or Services, then such taxes shall be billed to and paid by Customer. This Section shall not apply to taxes based on Oracle's income.

VII.   GENERAL TERMS

7.1    NONDISCLOSURE
       By virtue of this Agreement, the parties may have access to information that is confidential to one another ("Confidential Information"). Confidential Information shall be limited to the Programs, the terms and pricing contained in this Agreement, and all information clearly identified as confidential. A party's Confidential Information shall not include information that: (a) is or becomes a part of the public domain through no act or omission of the other party; (b) was in the other party's lawful possession prior to the disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party; (c) is lawfully disclosed to the other party by a third party without restriction on disclosure; or (d) is independently developed by the other party. Customer shall not disclose the results of any benchmark tests of the Programs to any third party without Oracle's prior written approval. The parties agree to hold each other's Confidential Information in confidence during the term of this Agreement and for a period of two years after termination of this Agreement. The parties agree, unless required by law, not to make each other's Confidential Information available in any form to any third party or to use each other's Confidential Information for any purpose other than the implementation of this Agreement. Each party agrees to take all reasonable steps to ensure that Confidential Information is not disclosed or distributed by its employees or agents in violation of the terms of this Agreement.

[ORACLE LOGO]                            SOFTWARE LICENSE AND SERVICES AGREEMENT

7.2    GOVERNING LAW
       This Agreement and all matters arising out of or relating to this Agreement shall be governed by the laws of the Province of Ontario.

7.3    JURISDICTION
       Any legal action or proceeding relating to this Agreement shall be instituted in a court in Toronto, Ontario. Oracle and Customer agree to submit to the jurisdiction of, and agree that venue is proper in, these courts in any such legal action or proceeding.

7.4    NOTICE
       All notices, including notices of address change, required to be sent hereunder shall be in writing and shall be deemed to have been received on the third business day following mailing by first class mail to the first address listed in the relevant Order Form (if to Customer) or to the Oracle address on the Order Form (if to Oracle). To expedite order processing, Customer agrees that Oracle may treat documents faxed by Customer to Oracle as original documents; nevertheless, either party may require the other to exchange original signed documents.

7.5    LIMITATION OF LIABILITY
       In no event shall either party be liable for any indirect, incidental, special or consequential damages, or damages for loss of profits, revenue, data or use, incurred by either party or any third party, whether in an action in contract or tort, even if the other party has been advised of the possibility of such damages or even if such damages were reasonably foreseeable. Oracle's liability for damages hereunder shall in no event exceed the amount of fees paid by Customer under the relevant Order Form, and if such damages result from Customer's use of the Programs or the provision of Services such liability shall be limited to fees paid for the relevant Program or Services giving rise to the liability. The provisions of this Agreement allocate the risks between Oracle and Customer. Oracle's pricing reflects this allocation of risk and the limitation of liability specified herein.

7.6    SEVERABILITY
       In the event any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions thereof will remain in full force.

7.7    WAIVER
       The waiver by either party of any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach. Except for actions for non-payment or breach of Oracle's proprietary rights in the Programs, no action, regardless of form, arising out of this Agreement may be brought by either party more than one year after the cause of action has arisen.

7.8    EXPORT ADMINISTRATION
       Customer agrees to comply fully with all relevant export laws and regulations of Canada and the United States ("Export Laws") to assure that neither the Programs nor any direct product thereof are (1) exported, directly or indirectly, in violation of Export Laws; or (2) are intended to be used for any purposes prohibited by the Export Laws including, without limitation, nuclear, chemical or biological weapons proliferation.

7.9    RELATIONSHIP BETWEEN THE PARTIES
       Nothing in this Agreement shall be construed to create a partnership, joint venture or agency relationship between the parties.

7.10   ENTIRE AGREEMENT
       This Agreement constitutes the complete agreement between the parties and supersedes all prior or contemporaneous agreements or representations, written or oral, concerning the subject matter of this Agreement. This Agreement may not be modified or amended except in writing signed by a duly authorized representative of each party; no other act, document, usage or custom shall be deemed to amend or modify this Agreement. It is expressly agreed that the terms of this Agreement and any Order Form shall supersede the terms contained in any Customer purchase order or other ordering document. This Agreement shall also supersede the terms of any unsigned or "shrinkwrap" license included in any package, media, or electronic version of Oracle-furnished software and any such software shall be licensed under the terms of this Agreement, provided that the use limitations contained in any unsigned ordering document shall be effective for the specified licenses.

7.11   SEPARATION OF LICENSES AND SERVICES
       Any Services acquired by Customer from Oracle are deemed to have been bid and acquired separately from any Program licenses granted under this Agreement, with Customer having the right to acquire such Services and Program licenses without acquiring the other.


                          Oracle is a registered trademark of ORACLE CORPORATION
                                                           REDWOOD CITY, CA, USA

                                                  ORACLE CORPORATION CANADA INC.
                                                         110 MATHESON BLVD. WEST
                                                                       SUITE 100
                                                            MISSISSAUGA, ONTARIO
                                                                         L5R 3P4

[ORACLE LOGO]                                                          ADDENDUM


ADDENDUM NO. 1 to the Software License and Services Agreement between SUMmedia.com ("Customer") and Oracle Corporation Canada Inc. ("Oracle") bearing an Effective Date of ____________ (the "Agreement"). This Addendum shall only be deemed to supersede the terms of the Agreement that are inconsistent with a term or provision contained herein. All the defined terms contained in the Agreement and used in this Addendum shall have the same meanings unless varied herein.



The parties hereby agree to amend the Agreement as follows:



1. The license type of the Oracle Field Sales Program listed herein is Restricted Use. The use of this Program is restricted to utilization of customers functionality only. In the event Customer wishes to use any additional functionality, it must obtain a Full Use license of such Program.





This Addendum shall become effective as of ___________________, 1999.



IN WITNESS WHEREOF, the parties have executed this Addendum through their duly authorized representatives.


CUSTOMER:         SUMMEDIA.COM                           ORACLE CORPORATION CANADA INC.
                 --------------------------------------

Signed:                                                   Signed:
                 ---------------------------------------          --------------------------------------

Name:                                                     Name:
                 ---------------------------------------          --------------------------------------
Title:                                                    Title:
                 ---------------------------------------          --------------------------------------

Date:                                                     Date:
                 ---------------------------------------          --------------------------------------

Address:         1200-1055 W. Hastings St.                Address:      110 Matheson Blvd. West
                 ---------------------------------------                Suite 100
                 Vancouver, BC  V6E 2E9                                 Mississauga, Ontario  L5R 3P4
                 ---------------------------------------

[ORACLE LOGO]                                                           ADDENDUM


ADDENDUM NO. 2 to Order Form bearing an effective date of ________ under the Software License and Services Agreement between ("Customer") and Oracle Corporation Canada Inc.("Oracle") bearing an Effective Date of ________ (the "Agreement"). This Addendum shall only be deemed to supersede the terms of the Agreement that are inconsistent with a term or provision contained herein. All the defined terms contained in the Agreement and used in this Addendum shall have the same meanings unless varied herein.



The parties hereby agree to amend the Agreement as follows:



1. The Program(s) listed herein is licensed to Customer pursuant to the Power Unit licensing method set out below and such Program(s) is designated as a Web Specific Program license, also as set out below.

2. "POWER UNIT - RISC": One Power Unit - RISC is defined as one MHz of power in all RISC processors in the computers on which the Programs are installed and operating. The total number of Power Units - RISC is determined by adding together the number of MHz in all the processors in all such computers. Customer may add processors and computers, or modify existing processors and computers, provided that if, at any time, Customer's use exceeds the total number of licensed Power Units - RISC, Customer will acquire licenses for the additional Power Units - RISC. At Oracle's request, no more than once annually, Customer shall certify in writing the Power Unit - RISC computation, including the number of relevant computers and processors, and the MHz of each such processor. (For example: two computers with two 400 MHz processors each would equal 1,600 Power Units -
     RISC).

3. A "WEB SPECIFIC" Program is defined as a Program license which may only be accessed by third parties via internet networking protocols and which is limited to use solely for deployment of Customer's public web site. Customer's application may allow third party web access to a licensed Web Specific Program solely for viewing, querying or adding data, provided such use is in accordance with the other terms of the Agreement.
      No corporate use or internal data processing by Customer or its clients shall be permitted with a Web Specific Program. Prohibited corporate and internal uses shall include, but shall not be limited to, the following types of uses: human resource, finance and administration, internal messaging and communications, accounting, sales force management, etc



This Addendum shall become effective as of


IN WITNESS WHEREOF, the parties have executed this Addendum through their duly authorized representatives.

CUSTOMER:   SUMMEDIA.COM                             ORACLE CORPORATION CANADA INC.
         ---------------------------
Signed:                                              Signed:
         ----------------------------                           ---------------------------

Name:                                                Name:
         ----------------------------                           ---------------------------

Title:                                               Title:
         ----------------------------                           ---------------------------

Date:                                                Date:
         ----------------------------                           ---------------------------

Address:   1200-1055 W. Hastings St.                 Address:   110 Matheson Blvd. West
         ----------------------------                           Suite 100
             Vancouver, BC V6E 2E9                              Mississauga, Ontario L5R 3P4
         ----------------------------




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